UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 13, 2010
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 13, 2010, Global Entertainment Corporation ("Global") entered into a line of credit and security agreement (the "Agreement") with Boston Pizza Restaurants (USA), Inc. ("Boston's"). Under the Agreement Global may borrow up to $2,000,000, subject to certain limitations on the amount and frequency of borrowings. Borrowings can occur no more than once per month and must occur on or prior to April 30, 2011, and all outstanding amounts must be repaid in full by June 30, 2011. Global has the right under the Agreement to two successive six month extensions, provided that Global pays an extension fee of $20,000 for each such extension. Interest on the outstanding principal balances is computed daily at the rate of 12.75%. The Agreement is secured by all of the accounts receivable of Global and its subsidiaries and by a pledge of all of Global's interest in the wholly-owned subsidiaries Global Entertainment Ticketing, a Nevada corporation and Western Professional Hockey League, Inc., a Texas corporation. The Agreement contains customary events of default, including failure to make payments when due or the dissolution, insolvency and bankruptcy of Global.

James Treliving and George Melville, the beneficial owners of 100% of Boston's, are directors of Global. In connection with the agreement, Mr. Treliving and/or Mr. Melville, on a combined basis, will be granted options under Global's 2007 Long-Term Incentive Plan for the purchase of 50,000 shares of Global common stock, at a strike price of $0.20 per share. The options will vest June 30, 2011, and expire June 30, 2021.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as
Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 of this current report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         Exhibit                 Description
         -------                 -----------

         10.1        Line of Credit and Security Agreement.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GLOBAL ENTERTAINMENT CORPORATION


Date: December 17, 2010           By: /s/ Charles B. Mathews
                                     -------------------------------------------
                                  Name:  Charles B. Mathews
                                  Title: Vice President, Chief Financial Officer


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